SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 24, 2003


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

Attached as Exhibit 99.1 to this report is a press release dated April 24, 2003. Such exhibit is being furnished pursuant to Item 12, and shall not be deemed filed under the Securitites Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: May 30, 2003                     By  /s/ George Reznik
                                           -------------------------------------
                                           George Reznik, Chief Financial
                                           Officer and Member of the Office of
                                           the President